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                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of AutoNation, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Jackson, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       /s/ Michael J. Jackson
                                       -----------------------------------------
                                       Michael J. Jackson
                                       Chairman and Chief Executive Officer
                                       July 24, 2003
























       A signed original of this written statement required by Section 906 has been provided to AutoNation, Inc. and will be retained by AutoNation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.